UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland	20706-4417
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following report is being filed for the purpose of updating the biographical information for Steven Chamberlain, the Company’s Chairman and Chief Executive Officer, set forth in the Company’s Proxy Statement for its 2005 Annual Meeting, filed with the Securities and Exchange Commission on March 9, 2005 and the Company’s Annual Report on Form 10-K, for fiscal year ended September 30, 2004.

Section 8 – Other Events

Item 8.01 Other Events

Steven Chamberlain, the Company’s Chairman and Chief Executive Officer, has been charged in the District Court for Howard County, Maryland, with two misdemeanors, sex offense in the fourth degree and assault in the second degree. Trial is scheduled for January 2006. Mr. Chamberlain maintains his innocence and has stated that he will vigorously fight the charges. The Board of Directors of the Company recently appointed a committee of independent directors to review and apprise the Company on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Thomas L. Gough
Thomas L. Gough
President

Date: November 18, 2005